UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Community First, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT ANNUAL MEETING INFORMATION 000004 ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C 1234567890 Vote by Internet • Go to www.investorvote.com/OMYF • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Shareholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Community First, Inc. Annual Meeting of Shareholders to be Held on May 17, 2016 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of the 2016 Annual Meeting of Shareholders, the 2016 Proxy Statement, the Annual Meeting Proxy Card and the Annual Report to Shareholders for the year ended December 31, 2015 are available at: www.investorvote.com/OMYF Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.investorvote.com/OMYF. Step 2: Click on the icon on the right to view current meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 7, 2016 to facilitate timely delivery. 02BSGC COY

Shareholder Meeting Notice Community First, Inc.’s Annual Meeting of Shareholders will be held on Tuesday, May 17, 2016 at the Operations Center located at the Company’s Headquarters, 501 S. James Campbell Boulevard, Columbia, Tennessee 38401, at 4:00 p.m. local time. Directions to attend the Annual Meeting of Shareholders may be found on our website: www.cfbk.com/locations. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR each of proposals 2, 3 and 4: 1. Proposal to elect the four (4) individuals listed below to the Board of Directors of Community First, Inc. as Class II directors, each to serve for a three (3) year term and until his successor is duly elected and qualified. 2. Advisory proposal to approve the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement. 3. To approve the Community First, Inc. 2016 Equity Incentive Plan. 4. To ratify the action of the Company’s Audit Committee in selecting the firm of HORNE LLP to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. 5. In their discretion the proxies are authorized to vote upon such other matters as may properly come before the Shareholders Meeting or any adjournment(s) thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Only shareholders as of the record date are entitled to attend the Shareholders Meeting, and each shareholder must present valid picture identification such as a driver’s license or passport and, if asked, provide proof of stock ownership as of the record date. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials Internet – Go to www.investorvote.com/OMYF. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials Community First, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 7, 2016. 02BSGC